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                      AMENDED AND RESTATED PLEDGE AGREEMENT

     THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") dated as of June 30, 2000 is between OPTION CARE ENTERPRISES, INC., a Delaware corporation (the "COMPANY"), and BANK OF AMERICA, N.A., as Lenders' Agent (the "LENDERS' AGENT").

                                W I T N E S E T H

     WHEREAS, the Company and the Lenders' Agent are entering into an Amended and Restated Loan and Security Agreement dated the same date as this Agreement (as amended, amended and restated or otherwise modified from time to time, the "LOAN AND SECURITY AGREEMENT") with the other parties thereto;

     WHEREAS, the Company is party to that certain Pledge Agreement dated as of February 5, 1999 (the "Existing Pledge Agreement"); and

     WHEREAS, it is a condition precedent to the marking of loans under the Loan and Security Agreement that the Company execute and deliver this Agreement.

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Loan and Security Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Existing Pledge Agreement as follows:

     1. DEFINITIONS. As used herein, the following terms have the following meanings:

              DEFAULT means the occurrence of any of the following events:
     (a) any Event of Default; or (b) any warranty of the Company herein is untrue or misleading and, as a result thereof, the Lenders' Agent's security interest in any portion of the Pledged Collateral is not perfected or the Lenders' Agent's rights and remedies with respect to any portion of the Pledged Collateral are impaired or otherwise adversely affected.

              EVENT has the meaning assigned to such term in the Loan and Security Agreement.

              EVENT OF DEFAULT has the meaning assigned to such term in the Loan and Security Agreement.

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              ISSUER means any corporation or limited liability company
     identified on SCHEDULE I hereto as an Issuer.

              LOAN DOCUMENTS has the meaning assigned to such term in the Loan and Security Agreement.

              OBLIGATIONS has the meaning assigned to such term in the Loan and Security Agreement.

              PERSON has the meaning assigned to such term in the Loan and Security Agreement.

              PLEDGED COLLATERAL has the meaning assigned to such term in
     SECTION 2.

              SPECIFIED SECURITIES means shares of stock or membership interests issued by any Issuer.

     2. PLEDGE. As security for the payment of all Obligations, and for the benefit of the Lenders and the Lenders' Agent: the Company hereby pledges to the Lenders' Agent, and grants to the Lenders' Agent a continuing security interest in, all of the following:

     A. All of the Specified Securities described in SCHEDULE I hereto, all of the certificates representing such Specified Securities, and all cash, securities, instruments, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Specified Securities;

     B. All additional Specified Securities at any time and from time to time acquired by the Company in any manner, all of the certificates representing such Specified Securities, and all cash, securities, instruments, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Specified Securities;

     C. All other property hereafter delivered to the Lenders' Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, instruments, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     D.  All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "PLEDGED COLLATERAL".


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     The Company agrees to deliver to the Lenders' Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Pledged Collateral (other than dividends which the Company is entitled to receive and retain pursuant to SECTION 5 hereof) which may at any time or from time to time come into the possession or control of the Company; and prior to the delivery thereof to the Lenders' Agent, such Pledged Collateral shall be held by the Company separate and apart from its other property and in express trust for the Lenders' Agent. The Company hereby authorizes the Lenders' Agent to modify this Agreement by unilaterally amending SCHEDULE I hereto to cover such Pledged Collateral.

     3. WARRANTIES; FURTHER ASSURANCES. The Company warrants to the Lenders' Agent and covenants to the Lenders' Agent that: (a) the Company is (or at the time of any future delivery, pledge, assignment or transfer thereof shall be) the legal and equitable owner of the Pledged Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Pledged Collateral pursuant to this Agreement create a valid and perfected first priority security interest in the Pledged Collateral in favor of the Lenders' Agent; (c) all Specified Securities referred to in
SCHEDULE I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer (other than as described in clauses
(x), (y) and (z) of this clause (d)) whose name appears in SCHEDULE I hereto, the Pledged Collateral represents on the date hereof one hundred percent (100%) of the total Specified Securities issued and outstanding of such Issuer, it being understood that (x) with respect to Option Care Enterprises, Inc., a Pennsylvania corporation, the shares of stock listed on SCHEDULE I represent eighty percent (80%) of the total shares of stock issued by such Issuer, (y) with respect to North County Home I.V., Inc., the shares of stock listed on SCHEDULE I represent twelve and seventy-six one-hundredths percent (12.76%) of the total shares of stock issued by such Issuer, and (z) with respect to Option Care Home Health, L.L.C., the membership interest listed on
SCHEDULE I represents fifty percent (50%) of the membership interests issued by such Issuer (and the membership interests issued by such Issuer are not certificated); (e) the information contained in SCHEDULE I hereto is true and accurate in all respects; and (f) the Company has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights) and, without limiting the generality of any other provision of this Agreement, the Company agrees that the Lenders' Agent shall have no responsibility or liability for informing the Company of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. In addition, the Company warrants to the Lenders' Agent and covenants to the Lenders' Agent that the membership interests of Option Care Home Health, L.L.C. are not and will not be dealt in or traded on securities exchanges or on securities markets, are not and will not be securities expressly governed by Article 8 of the Uniform Commercial Code as in effect in any applicable jurisdiction, do not and will not constitute investment company securities and are not and will not be held in a securities account.

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     So long as any of the Obligations shall be outstanding or any commitment shall exist on the part of the Lenders' Agent with respect to the creation of any Obligations, the Company (i) shall not, without the express prior written consent of the Lenders' Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Specified Securities or other Pledged Collateral which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Pledged Collateral; (ii) shall execute such Uniform Commercial
Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Lenders' Agent) and do such other acts and things, all as the Lenders' Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Pledged Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Obligations; (iii) shall execute and deliver to the Lenders' Agent such stock powers and similar documents relating to the Pledged Collateral, satisfactory in form and substance to the Lenders' Agent, as the Lenders' Agent may reasonably request from time to time; and (iv) shall furnish the Lenders' Agent such information concerning the Pledged Collateral as the Lenders' Agent may from time to time reasonably request, and shall permit the Lenders' Agent or any designee of the Lenders' Agent, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Company which pertain to the Pledged Collateral, and shall, upon request of the Lenders' Agent at any time when a Default has occurred and is continuing, deliver to the Lenders' Agent all of such records and papers.

     4. HOLDING IN NAME OF LENDERS' AGENT, ETC. The Lenders' Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Company, take all or any of the following actions: (a) transfer all or any part of the Pledged Collateral into the name of the Lenders' Agent or any nominee or sub-agent for the Lenders' Agent, with or without disclosing that such Pledged Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Pledged Collateral,
(c) notify the parties obligated on any of the Pledged Collateral to make payment to the Lenders' Agent of any amounts due or to become due thereunder,
(d) endorse any checks, drafts or other writings in the name of the Company to allow collection of the Pledged Collateral, (e) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Pledged Collateral.

     5. VOTING RIGHTS, DIVIDENDS, ETC. (a) Notwithstanding certain provisions of SECTION 4 hereof, so long as the Lenders' Agent has not given the notice referred to in PARAGRAPH (b) below:

     A. The Company shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Company of stock purchase or subscription rights may be made only from funds of the Company

                                      -4-


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     not comprising part of the Pledged Collateral) relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the terms of the Loan and Security Agreement; PROVIDED, HOWEVER, that the Company agrees that it shall not exercise any such right or power in any manner which would reasonably be expected to have an adverse effect on the value of the Pledged Collateral or any part thereof.

     B. The Company shall be entitled to receive and retain any and all lawful dividends and other distributions payable in respect of the Pledged Collateral which are paid in cash by any Issuer if such dividends are permitted by the Loan and Security Agreement, but all dividends and distributions in respect of the Pledged Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Pledged Collateral or any part of thereof or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Pledged Collateral hereunder and, if received by the Company, shall be forthwith delivered to the Lenders' Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for purposes of this Agreement.

     (b) Upon notice from the Lenders' Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Company is entitled to exercise pursuant to SECTION 5(a)(A) hereof, and all rights of the Company to receive and retain dividends pursuant to
SECTION 5(a)(B) hereof, shall cease, and all such rights and powers shall thereupon become vested in the Lenders' Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive and retain such dividends. Any and all money and other property paid over to or received by the Lenders' Agent pursuant to this PARAGRAPH (b) shall be retained by the Lenders' Agent as additional Pledged Collateral hereunder and applied in accordance with the provisions hereof.

     6. REMEDIES. Whenever a Default shall exist, the Lenders' Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in the State of Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Lenders' Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Pledged Collateral, free of all rights and claims of the Company therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Pledged Collateral at any such sale and (b) shall have the right, for and in the name, place and stead of the Company, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any or the Pledged Collateral. The Company hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisement, hearings or process of law in connection with the exercise by the Lenders' Agent of any of its rights and remedies during the continuance of a Default. Any


                                       -5-
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notification of intended disposition of any of the Pledged Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Pledged Collateral may be applied by the Lenders' Agent to the payment of expenses in connection with the Pledged Collateral, including, without limitation, reasonable attorney's fees and legal expenses, and any balance of such proceeds may be applied by the Lenders' Agent toward the payment of such of the Obligations, and in such order of application, as the Lenders' Agent may from time to time elect (and, after payment in full of all Obligations, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Lenders' Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Pledged Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to Persons who shall represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Company agrees that such compliance in and of itself shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Lenders' Agent shall not be liable or accountable to the Company for any discount allowed by reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.

     The Lenders' Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lenders' Agent may adjourn any sale of Pledged Collateral from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Lenders' Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuing corporation of such securities to register such securities for public sale under the Securities Act of 1933, as from time to time amended, or under applicable state securities laws, even if the issuing corporation would agree to do so.

     7. LENDERS' AGENT'S DUTIES: REASONABLE CARE. The powers conferred on the Lenders' Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Lenders' Agent shall have no duty as to any Pledged Collateral. The Lenders' Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment that is not materially less protective to that which the Lenders' Agent accords its own property, it being expressly agreed that the Lenders' Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversations, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lenders' Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to preserve rights against any Persons with respect to any

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Pledged Collateral, but the Lenders' Agent may do so at its option and all reasonable expenses incurred in connection therewith shall be payable by the Company. Notwithstanding any other provision of this Agreement, the Lenders' Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral if it takes such action for that purpose as the Company shall request in writing, but failure of the Lenders' Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

     8. WAIVER. To the fullest extent it may lawfully so agree, the Company agrees that it shall not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Pledged Collateral; the Company for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have any Pledged Collateral marshalled upon any foreclosure relating thereto, and agrees that any court having jurisdiction in respect of any such foreclosure may order the sale of the Pledged Collateral in part or as an entirety. Without limiting the generality of the foregoing, the Company hereby: (i) authorizes the Lenders' Agent in its sole discretion and without notice to or demand upon the Company, and without otherwise affecting the obligations of the Company hereunder, from time to time to take and hold other collateral (in addition to the Pledged Collateral) for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof and to accept and hold any endorsement or guarantee of payment of the Obligations, or any part thereof, and to release or substitute any endorser or guarantor or any other Person granting security for or in any other way obligated upon any Obligations or any part thereof, and (ii) waives and releases any and all right to require the Lenders' Agent to collect any of the Obligations from any specific item or items of the Pledged Collateral or from any other Person liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral (other than the Pledged Collateral) for any of the Obligations.

     9. GENERAL. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. No modification, rescission, waiver, release, or amendment of any provision of this Agreement (including
SCHEDULE I hereto) shall be made, except by a written agreement signed by the Company and a duly authorized officer of the Lenders' Agent.

     Without limiting the fact that this Agreement is a Loan Document, SECTIONS 1.3, 15.1, 15.2, 15.3, 15.4, 15.5, 15.6, 15.10, 15.12, 15.13, 15.15
and 15.16 of the Loan and Security Agreement are hereby incorporated into this Agreement by this reference, except that for purposes of such incorporation by reference all references in such Sections (i) to the Loan and Security Agreement or any other Loan Document shall be deemed to be references to this Agreement and (ii) to Option Care or an Option Care Person shall be deemed to be references to the Company.


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     10.  EFFECT ON EXISTING PLEDGE AGREEMENT.  This Agreement amends and restates the Existing Pledge Agreement effective as of the date of this Agreement. This Agreement shall not effect a novation of the obligations of the parties to the Existing Pledge Agreement, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations. The parties hereto hereby affirm, ratify and confirm all transactions pursuant to the Existing Pledge Agreement.


                              [SIGNATURES FOLLOW]






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     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                       OPTION CARE ENTERPRISES, INC.


                                       By:    /s/ Rajat Rai
                                          ------------------------------------
                                          Name:   Rajat Rai
                                          Title:  President



                                       BANK OF AMERICA, N.A., as Lenders' Agent


                                       By:
                                          ------------------------------------
                                          Vice President